KRATON PERFORMANCE POLYMERS, INC. BARCLAY’S HIGH YIELD BOND & SYNDICATED LOAN CONFERENCE May 13, 2014

Forward-Looking Statement Disclaimer

This presentation includes forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions, including statements regarding the expected timing of the financing and mechanical completion of our joint venture with Formosa Petrochemical Corporation (FPCC) and the expectation that we will maintain marketing rights for plant offtake with respect to the joint venture with FPCC.

All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part I, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: material regulatory conditions to closing the combination with LCY; business uncertainties and contractual restrictions while the proposed LCY combination is pending; failure to successfully combine with the SBC business of LCY in the expected timeframe; failure to complete the LCY combination; significant delays in completing the LCY combination; inability to realize the benefits we anticipate from the proposed redomestication of our company from Delaware to the United Kingdom; our expectations regarding the startup of our semi-works facility in Belpre, Ohio and its role in future innovation programs; conditions in the global economy and capital markets; declines in raw material costs; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; hazards inherent to the chemical manufacturing business; other risks, factors and uncertainties described in this press release and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

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GAAP Disclaimer

This presentation includes the use of both GAAP and non-GAAP financial measures. The non-GAAP financial measures are EBITDA, Adjusted EBITDA, Adjusted EBITDA at ECRC, Gross Profit at ECRC and Adjusted Net Income (or earnings per share). Tables included in this presentation reconcile each of these non-GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and ECRC, see Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2013.

We consider these non-GAAP financial measures important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance including period-to-period comparisons and/or that of other companies in our industry. Further, management uses these measures to evaluate operating performance, and our incentive compensation plan bases incentive compensation payments on our Adjusted EBITDA at ECRC, along with other factors.

These non-GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. For EBITDA, these limitations include: EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, our working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest payments, on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA does not reflect any cash requirements for such replacements; EBITDA calculations under the terms of our debt agreements may vary from EBITDA presented herein, and our presentation of EBITDA herein is not for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements; other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure; and EBITDA is not a measure of discretionary cash available to us to invest in the growth of our business. As an analytical tool, Adjusted EBITDA is subject to the limitations applicable to EBITDA. In addition, we prepare Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items we do not consider indicative of our on-going performance, but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. As an analytical tool, Adjusted EBITDA at ECRC is subject to the limitations applicable to EBITDA, as well as the following limitations: due to volatility in raw material prices, Adjusted EBITDA at ECRC may, and often does, vary substantially from EBITDA, net income and other performance measures, including net income calculated in accordance with GAAP; and Adjusted EBITDA at ECRC may, and often will, vary significantly from EBITDA calculations under the terms of our debt agreements and should not be used for assessing compliance or non-compliance with financial covenants under our debt agreements. Because of these and other limitations, EBITDA, Adjusted EBITDA and ECRC Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. As a measure of our performance, Gross Profit at ECRC is limited because it often varies substantially from gross profit calculated in accordance with GAAP due to volatility in raw material prices. Finally, we prepare Adjusted Net Income by adjusting net income to eliminate the impact of a number of items we do not consider indicative of our on-going performance. Our presentation of non-GAAP financial measures and the adjustments made therein should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items, and in the future we may incur expenses or charges similar to the adjustments made in the presentation of our non-GAAP financial measures.

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39% 22% 39% Kraton is the Global Leader in the SBC Industry ▪ Original inventor of SBC chemistry 50 years ago, with leading market share positions in the end use markets we serve ▪ Designer and manufacturer of custom SBC and compound solutions with the broadest portfolio offering in the industry ▪ Only SBC producer with true worldwide manufacturing footprint (U.S., Europe, South America, Asia Pacific) ▪ Unmatched commitment to customer service and R&D, with 1,425 patents granted or applied for ▪ Kraton has a portfolio of recently commercialized products and a pipeline of technologies under commercialization 2013 Financial Highlights 2013 Revenue by Geography Americas Asia Pacific Europe, Middle East & Africa 4 KRATON Barclay’s High Yield Bond & Syndicated Loan Conference ▪ Sales Revenue - $1,292.1 ▪ Adjusted EBITDA at ECRC (1) - $140.9 ▪ Operating Cash Flow - $105.5 (1) See Non - GAAP reconciliation included in the appendix to this presentation. ($ in millions)

Kraton's Products and End Use Markets

Primary Raw Materials	Products	Business	Consumer Product/Enduse
Styrene	Un-Hydrogenated SBC's SBS, SIS	Paving & Roofing	Polymer-modified asphalt
Butadiene	Hydrogenated SBC's SEBS, SEPS	Adhesives, Sealants, and Coatings	Tapes, labels, non-woven adhesives and industrial adhesives
Isoprene	Isoprene Rubber (IR) & IR Latex	Advanced Materials	Soft Skin, Personal Care, IV bags, Medical tubing
	Compounds SBC's, PP + Additives	Cariflex™	Medical stoppers, Cold seal adhesives, Surgical gloves, Condoms

Kraton is the only provider of these value components across all products touching a wide array of applications

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Kraton's Market-leading Worldwide Footprint



Amsterdam, The Netherlands
European Headquarters
Innovation Center
Mont St. Guibert, Belgium
Technical Service Office
Belpre, Ohio
Manufacturing Facility
Wesseling, Germany
Manufacturing Facility
Kashima, Japan
Manufacturing
Joint Venture
Houston, Texas
Global Headquarters
Innovation Center
Tsukuba, Japan
Innovation Center
Mailiao, Taiwan
HSBC Plant under
construction
through FPCC J.V.
Paulinia, Brazil
Manufacturing Facility
Innovation Center
Berre, France
Manufacturing Facility
Shanghai, China
Customer Service
and Technical
Center

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Cariflex TM 7 Cariflex isoprene rubber and isoprene rubber latex ▪ March 2014 TTM revenue of $124.3 million ▪ Accounts for 10% of TTM revenue at 3/31/14 Cariflex is a synthetic alternative to natural rubber and natural rubber latex ▪ Precise manufacturing ▪ Ideal for applications that require extreme purity Paving & Roofing 27% Adhesives Sealants & Coatings 37% Advanced Materials 26% Cariflex 10% Revenue Contribution 3/31/14 TTM 27% 73% Innovation Differentiated Portfolio Configuration 3/31/14 TTM First Quarter 2014 Results ▪ Sales revenue up 31% compared to Q1’13 ▪ Sales volume up 36% compared to Q1’13 ▪ Volume growth in surgical glove and other medical applications ( $ millions) Q1’13 Q1’14 Revenue $27.0 $35.4 KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Cariflex TM End Use Applications 8 Industrial 3% Medical 97% Medical Applications ▪ Surgical gloves and condoms ▪ Medical catheters ▪ Medical tube connectors ▪ Needle shields ▪ Stoppers for IV bags and medical bottles Industrial Applications ▪ Cold seal adhesives for food packaging ▪ Coatings for printed circuit boards ▪ Transparent soles for footwear applications ▪ Paint additives Based upon 3/31/14 TTM Revenue KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Advanced Materials 9 28% 38% 34% Innovation Differentiated Standard Revenue Contribution 3/31/14 TTM Portfolio Configuration 3/31/14 TTM End use products are primarily based upon HSBC chemistry ▪ March 2014 TTM revenue of $332.4 million ▪ Accounts for 26% of TTM revenue at 3/31/14 Compete against a variety of chemical and non - chemical alternatives including PVC and thermoplastic elastomers Used to impart specific performance characteristics in end use products where product performance, quality and consistency is paramount First Quarter 2014 Results ▪ Sales volume decreased 9% compared to Q1’13 primarily due to lower sales into consumer and personal care applications ▪ Average selling price decreased with lower raw material costs ▪ Innovation sales volume up from Q1’13 on higher USBC innovation sales in personal care ( $ millions) Q1’13 Q1’14 Revenue $96.6 $82.7 Paving & Roofing 27% Adhesives Sealants & Coatings 37% Advanced Materials 26% Cariflex 10% KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Advanced Materials End Use Applications 10 Based upon 3/31/14 TTM Revenue KRATON Barclay’s High Yield Bond & Syndicated Loan Conference Personal Care Provides stretch in elastic films used in: ▪ Diapers ▪ Adult incontinence products and hygiene applications Compound/ Polymod ▪ Used by compounding and formulating industry to modify materials for a wide variety of consumer and industrial products Auto/Industrial Used in compounds that replace PVC in: ▪ Electronic wire & cable insulation ▪ Auto interior panels ▪ Industrial seating surfaces Consumer Used in a variety of consumer disposable and durable products including: ▪ Soft touch over molds in razors and toothbrushes ▪ Impact resistance in disposal food packaging Medical Used in compounds that replace PVC in medical applications such as: ▪ IV bags ▪ Medical tubing Wire & Cable 3% Poly Mod 13% Medical 13% Consumer 11% Auto & Industrial 13% Compound Channel 15% Personal Care 32%

Adhesives Sealants & Coatings 11 6% 43% 51% Innovation Differentiated Standard Revenue Contribution 3/31/14 TTM Portfolio Configuration 3/31/14 TTM End use products based upon USBC and HSBC chemistry ▪ March 2014 TTM revenue of $469.4 million ▪ Accounts for 37% of TTM revenue at 3/31/14 Products compete with acrylics, silicones, solvent - based rubber systems and thermoplastic polyolefin elastomers ▪ Products provide adhesion and bond strength, consistent performance ▪ Value drivers are processing speed, hot - melt application, water resistance and total end product cost First Quarter 2014 Results ▪ Sales volume decreased 3% compared to Q1’13 on lower sales into industrial and PSA’s, partially offset by increased sales into lubricant additive applications ▪ Average selling prices decreased with lower raw material costs ▪ Sales impacted by production downtime ( $ millions) Q1’13 Q1’14 Revenue $131.5 $123.3 Paving & Roofing 27% Adhesives Sealants & Coatings 37% Advanced Materials 26% Cariflex 10% KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Adhesives, Sealants & Coatings End Use Applications 12 Based upon 3/31/14 TTM Revenue KRATON Barclay’s High Yield Bond & Syndicated Loan Conference Pressure Sensitive Adhesives Modify tack and shear properties of adhesives in: ▪ Tapes ▪ Labels Printing Plates ▪ Used in manufacture of flexible printing plates for a variety of printing applications Hygiene In personal care and hygiene products: ▪ Construction adhesives for laminated non - woven applications ▪ Elastic attachments adhesives to adhere elastic threads to polyolefin an non - woven films Industrial Used to for viscosity modification and adhesive properties in a wide variety of industrial applications: ▪ Sealants ▪ Construction mastics and caulks ▪ Coextruded adhesives ▪ Lubricant additives ▪ Oilfield fluids ▪ Health & beauty gels Other 29% Industrial 21% Printing Plates 7% Hygiene 16% Pressure Sensitive Adhesives 27%

Paving & Roofing 13 11% 19% 70% Innovation Differentiated Standard Revenue Contribution 3/31/14 TTM Portfolio Configuration 3/31/14 TTM End use products based upon USBC chemistry ▪ March 2014 TTM revenue of $336.5 million ▪ Accounts for 27% of TTM revenue at 3/31/14 Products compete with chemicals such as styrene - butadiene rubber latex, polyphosphoric acids and other thermoplastic materials, including unmodified asphalt ▪ Products enhance strength and elasticity of asphalt - based compositions ▪ Provide resistance to rutting and cracking ▪ Extends service life First Quarter 2014 Results ▪ Sales volume decreased 8% compared to Q1’13 on lower sales into paving applications, primarily in Europe, and to a lesser extent N.A., partially offset by higher sales into roofing applications ▪ Average selling prices decreased with lower raw material costs ▪ Sales impacted by production downtime ( $ millions) Q1’13 Q1’14 Revenue $84.7 $70.3 Paving & Roofing 27% Adhesives Sealants & Coatings 37% Advanced Materials 26% Cariflex 10% KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Paving & Roofing End Use Applications 14 KRATON Overview Based upon 3/31/14 TTM Revenue Asphalt & Other 3% Roofing 41% Paving 56% Paving Applications Asphalt modification to increase resistance to rutting, cracking and damage due to temperature extremes for use in: ▪ Road resurfacing ▪ New road construction (HiMA) ▪ Bridges ▪ Airports ▪ Port facilities Roofing Applications Improves quality and performance of materials used in flat roofs: ▪ Warehouses ▪ Shopping malls ▪ Commercial buildings

Kraton is the Industry’s Leading Innovator 15 Worldwide Research and Technical Service Capability ▪ Key innovation centers in Houston, Amsterdam, with application and technical service laboratories in Paulinia , Brazil; Shanghai, China and Tsukuba, Japan ▪ Ongoing commitment to innovation ▪ $32 million R&D spent in 2013 ▪ Completed new semi - works facility in Belpre, Ohio, in 2013 ▪ Market - leading innovation platforms ▪ 1,425 patents granted or applied for Innovation Strategy ▪ Advance growth in core markets through platform expansions and key account support ▪ Create new SBC markets using polymer design ▪ Technology translation and application development 15% 38% 47% Innovation Differentiated Standard Portfolio Composition 3/31/14 TTM Revenue KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Accelerating Innovation – New Semi - works Facility 16 Benefits: ▪ Fit for purpose scale - up volumes ▪ Shorter time to market ▪ Scale up risk reduction ▪ Faster qualifying (shorter development loops) – 1 - 2 weeks request turnover Capability: ▪ Capacity 100 - 300 tons per year ▪ 150 - 250 kg polymer batch size ▪ USBC, HSBC and Specialty Polymers ▪ Hot water coagulation and cyclone finishing plus new dewatering extruder ▪ Lot sizes 20 – 50 tons Status: ▪ Mechanical completion December 2013 ▪ First polymer production March 2014 ▪ $40 million investment KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

Asia HSBC Project ▪ 50/50 joint venture with Formosa Petrochemical Corporation (FPCC) to construct and operate 30 kT HSBC plant in Mailiao, Taiwan ▪ Joint venture agreements with FPCC signed Q1’13 ▪ Joint venture now consolidated into Kraton financials for reporting purposes ▪ Initial capital contributions made by Kraton and FPCC during Q1’13 ▪ Site work and construction of components underway ▪ JV financing Q2’14 ▪ Expect mechanical completion Q4’15 ▪ Kraton will maintain marketing rights for plant offtake Plant location 17 KRATON Barclay’s High Yield Bond & Syndicated Loan Conference

US $ in millions As of March 31, 2014 Amount Maturity Rate Cumulative Debt/ TTM Adj. EBITDA (2) Debt Ratings: S&P / Moody’s Cash (1) $ 42.6 Debt: Corporate Family Rating B+ / Ba3 Senior Unsecured Notes $ 351.0 Mar 2019 6.75% 2 .85x B / B1 ABL Revolver ($250 million) (3) $ 0.0 Mar 2018 L + 150 - 200 Total Debt $ 351.0 2 .85x Net Debt $ 308.4 2.51 x Total Shareholders’ Equity (4) $ 511.1 Total Capitalization @ 3/31/2014 $ 819.5 (1) Excludes $54.7 million of cash attributable to the Kraton Formosa Polymers Corporation joint venture, which is not available to the company. (2) TTM Adjusted EBITDA is Trailing Twelve Month GAAP EBITDA adjusted for certain items. See reconciliation of GAAP EBITDA to Adjusted EBITDA in the attached appendix. (3) Revolver Commitments are $150 million in the US and $100 million in T he Netherlands. Total available borrowing base on March 31, 2014 was $213.3 million. (4) Total equity excludes Formosa Petrochemical’s equity interest in the joint venture. 18 KRATON Barclay’s High Yield Bond & Syndicated Loan Conference Capital Structure

KRATON PERFORMANCE POLYMERS, INC. BARCLAY’S HIGH YIELD BOND & SYNDICATED LOAN CONFERENCE May 13, 2014

APPENDIX

Reconciliation of Net Income (Loss) Attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC

$ in Thousands

	Trailing twelve months Ended 3/31/2014		Twelve months Ended 12/31/2013	
Net loss attributable to Kraton	$	(4,779)	$	(618)
Net loss attributable to noncontrolling interest		(566)		(357)
Consolidated net loss		(5,345)		(975)
Add:				
Interest expense, net		23,510		30,470
Income tax expense (benefit)		(5,211)		(3,887)
Depreciation and amortization expenses		64,493		63,182
EBITDA		77,447		88,790
Add(deduct):				
Restructuring and other charges [a]		1,281		815
Non-cash compensation expense		8,985		7,894
Asia JV[b]		459		-
Transaction and acquisition related costs[c]		18,319		9,164
Production downtime [d]		16,519		3,506
Adjusted EBITDA		123,010		110,169
Add (deduct):				
Spread between FIFO and ECRC		26,206		30,737
Adjusted EBITDA at ECRC [e]	$	149,216	$	140,906

a) Severance expenses, which are primarily recorded in selling, general and administrative expenses in 2013 and primarily in cost of goods sold in 2014.

b) Startup costs related to the joint venture company, Kraton Formosa Polymers Corporation, which are recorded in selling, general and administrative expenses.

c) Primarily professional fees related to our proposed combination with the styrenic block copolymer operations of LCY Chemical Corp., which are recorded in selling, general and administrative expenses.

d) In 2013, cost of production downtime at our Belpre, Ohio facility, in preparation for the installation of natural gas boilers to replace the coal-burning boilers required by the MACT legislation, which is recorded in cost of goods sold. For the first quarter 2014, reflects production downtime at our Belpre, Ohio and Berre, France facilities, of which $12.4 million is recorded in costs of goods sold and $0.6 million is recorded in selling, general and administrative expenses

e) Adjusted EBITDA at estimated current replacement cost (ECRC) is Adjusted EBITDA net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide the spread between FIFO and ECRC, and we present Adjusted EBITDA at ECRC as another supplemental measure of our performance. We believe this additional adjustment provides helpful information to investors, securities analysts and other interested parties in evaluating period-over-period comparisons of our performance. For further information on the differences between FIFO and ECRC, see our recent annual report on Form 10-K.

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